UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported) October 30, 2002


        AEI REAL ESTATE FUND 86-A LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                      State of Delaware
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-14090                      41-6273958
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

       On October 30, 2002, the Partnership sold an Automax Automotive Center in Coon Rapids, Minnesota to the Lessee. The Partnership received net proceeds of approximately $630,000 for the property, which resulted in a net gain of approximately $59,000.

Item 7.  Financial Statements and Exhibits.

         (a) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had sold the property on January 1, 2001, the Partnership's Investments in Real Estate would have been reduced by $594,331 and its Current Assets
             (cash) would have increased by approximately $630,000 and Partner's Capital would have increased by $35,669.

             The Total Income for the Partnership would have decreased from $408,361 to $322,985 for the year ended December 31, 2001 and from $322,830 to $257,046 for the nine months ended September 30, 2002 if the Partnership had not owned the property during the periods.

             Depreciation Expense would have decreased by $12,820 and $9,615 for the year ended December
             31,  2001  and the nine months ended  September
             30, 2002, respectively.

             Partnership Administration and Property Management Expense would have decreased by
             $1,559   and   $498   for   the   year    ended
             December 31, 2001 and the nine months ended September 30, 2002, respectively.

             The net effect of these pro forma adjustments would have caused Net Income to decrease from $221,351 to $150,354 and from $192,940 to
             $137,269, which would have resulted in Net Income of $15.97 and $19.45 per Limited Partnership Unit outstanding for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

            (b)  Exhibits

                         Exhibit  10.1 - Purchase  Agreement
                         dated  July  11, 2002  between  the
                         Partnership  and  Dean  C   Johnson
                         relating  to the property at  2831-
                         2841  Coon  Rapids Boulevard,  Coon
                         Rapids, Minnesota (incorporated  by
                         reference to Exhibit 10.1  of  Form
                         10-QSB filed on November 1, 2002).


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND 86-A
                              LIMITED PARTNERSHIP

                              By: AEI Fund Management 86-A, Inc.
                             Its: Managing  General Partner


Date:  November 5, 2002       /s/ Mark E Larson
                              By: Mark E. Larson
                                  Its Chief Financial Officer